MEMBER FDIC Fourth Quarter 2020 Earnings Supplement

2 Forward Looking Statements and Risk Factors This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for loan losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the corona virus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries.

*Refer to appendix for reconciliation of non-GAAP financial measures 3 Fourth Quarter 2020 Highlights EPS: Net Income: Returns: Asset Quality: $ 0.62 ROTE 12.71% ROE 8.35% ROA 1.05% $24.2 million Provision $7.1 million ACL 1.63% ex-PPP 1.74% NCO 0.61% • PTPP* 1.61%, $37.0 million • NIM improvement due to forgiveness of PPP loans • Mortgage banking • Stable ACL • Dividend of $0.28 declared

*Refer to appendix for reconciliation of non-GAAP financial measures 4 Fourth Quarter 2020 Key Metrics 2020 2020 2019 Fourth Third Fourth Quarter Quarter Quarter Reported Metrics: Net income $24.2 million $16.7 million $22.3 million Diluted earnings per share $0.62 $0.43 $0.62 Dividends declared per share $0.28 $0.28 $0.28 Book value $29.38 $29.10 $30.13 Tangible book value* $19.71 $19.40 $20.52 Return on average assets 1.05% 0.72% 1.11% Return on average shareholders' equity 8.35% 5.80% 8.30% Return on average tangible shareholders' equity* 12.71% 8.96% 12.04% PTPP* $37.0 million $37.5 million $29.6 million PTPP / average assets* 1.61% 1.61% 1.48% Efficiency ratio (FTE)* 56.26% 55.75% 49.64% Net interest margin (FTE)* 3.38% 3.29% 3.55% Credit Metrics: Nonperforming loans / loans 2.03% 1.13% 0.76% Net loan charge-offs / average loans 0.61% 0.69% 0.12% ACL / total portfolio loans 1.63% 1.64% 0.87% ACL / total portfolio loans, ex-PPP 1.74% 1.77 % NA

Ratios as of December 31, 2020 $ in millions *Refer to appendix for reconciliation of non-GAAP financial measures 5 Fourth Quarter 2020 SBA PPP 25% of our round 1 PPP loans have been forgiven and we are participating in round 2: Date Balance % Forgiven September 30, 2020 $550 December 31, 2020 465 15 % January 22, 2021 412 25 % PPP loans impacted selected ratios as below: Ratio Excluding PPP Including PPP Impact Net Interest Margin 3.35% 3.38% 0.03 % ACL / total portfolio loans 1.74% 1.63% (0.11) % Nonperforming loans / loans 2.17% 2.03% (0.14) % TCE / TA* 9.53% 9.02% (0.51) % Leverage Ratio 10.02% 9.43% (0.59) %

*Reported as Consumer Loans $ in millions Excludes PPP loans 6 Fourth Quarter 2020 Loan Modifications We continue to see declines in customers requiring needs-based payment deferrals and modifications to interest only periods. Modifications have been reduced to 3% of loans. Loan Type June 30, 2020 September 30, 2020 December 31, 2020 Total Balance Mod Balance Mod % Total Balance Mod Balance Mod % Total Balance Mod Balance Mod % CRE (excluding hotels) $3,113 $770 30% $3,047 $92 3% $2,997 $9 0 % CRE Hotels 233 223 96% 243 230 95% 248 177 71 % Resi Secured Business* 425 53 13% 427 1 0% 430 0 0 % Construction 459 47 10% 477 2 0% 474 6 1 % C&I 1,593 203 13% 1,493 25 2% 1,489 3 0 % Total Commercial 5,822 1,297 22% 5,687 350 6% 5,638 196 3 % Total Consumer 1,179 69 6% 1,158 0 0% 1,122 0 0 % Total $7,001 $1,365 20% $6,845 $350 5% $6,760 $196 3%

Data as of December 31, 2020 $ in millions (1) 6 of 10 appraisals completed in fourth quarter 2020. 3 of the remaining 4 ($4.9 million) are related to participations where S&T is not the lead bank. (2) 16 of 18 appraisals completed in fourth quarter 2020. 7 Fourth Quarter 2020 Hotels Internal Risk Rating Total Balance Total Number Average Size Average LTV Pass $6 11 $1 30 % Special Mention 125 18 7 60 % Substandard(1) 60 10 6 72 % Non-Accrual(2) 57 18 3 73 % Total $248 57 $4 65 % The COVID-19 pandemic is negatively impacting the hospitality industry and our hotel portfolio:

$ in millions Portfolio Changes: Includes balance changes, internal risk rating changes, and net charge-offs Economic/Qualitative Factors: Includes changes to the reasonable and supportable forecast and changes to qualitative factors 8 Fourth Quarter 2020 Allowance for Credit Losses After adopting CECL in 2020, we have prudently built our ACL in response to the pandemic, its impact on our customers, and the changing economic outlook:

Data as of December 31, 2020 $ in millions 9 Fourth Quarter 2020 Net Interest Income We are asset sensitive but have experienced core NIM stabilization: We expect favorable repricing on the following funding throughout the next six months: Funding type Balance Rate CD maturities $320 1.77 % Long-term wholesale funding 13 2.27 % Total $333 1.79% • Our ex-PPP NIM declined 1bp from Q3 to Q4 • PPP loans contributed $4.9 million to our NII and 0.03% to our NIM in Q4 • We have improved our funding mix by reducing our higher-costing deposits We are proactively managing our interest-bearing deposit costs:

Data as of December 31, 2020 $ in millions *Refer to appendix for reconciliation of non-GAAP financial measures 10 Fourth Quarter 2020 Capital We are well-capitalized and have sufficient excess capital: Key points: • Our Total Capital Ratio improved 0.26% compared to September 30, 2020. • The Leverage Ratio and TCE / TA are impacted by PPP. The ex-PPP Leverage Ratio is 10.02% and TCE / TA is 9.53%. • We are taking a prudent approach to capital management, given economic uncertainty. • Our internally-run capital stress test results demonstrate that we have adequate capital cushions.

11 2020 2020 2019 Fourth Quarter Third Quarter Fourth Quarter (1) Tangible Book Value (non-GAAP) Total shareholders' equity $1,154,711 $1,142,115 $1,191,998 Less: goodwill and other intangible assets, net of deferred tax liability (380,278) (380,735) (380,247) Tangible common equity (non-GAAP) $774,434 $761,380 $811,751 Common shares outstanding 39,298 39,252 39,560 Tangible book value (non-GAAP) $19.71 $19.40 $20.52 (2) Return on Average Tangible Shareholders' Equity (non-GAAP) Net income (annualized) $96,181 $66,455 $88,350 Plus: amortization of intangibles (annualized), net of tax 1,853 2,069 1,025 Net income before amortization of intangibles (annualized) $98,034 $68,524 $89,375 Average total shareholders' equity $1,151,933 $1,145,882 $1,064,271 Less: average goodwill and other intangible assets, net of deferred tax liability (380,734) (380,781) (322,204) Average tangible equity (non-GAAP) $771,199 $765,101 $742,067 Return on average tangible shareholders' equity (non-GAAP) 12.71% 8.96% 12.04% (3) PTPP / Average Assets (non-GAAP) Income before taxes $29,880 $20,028 $27,360 Plus: Provision for credit losses 7,130 17,485 2,238 Total 37,010 37,513 29,598 Total (annualized) (non-GAAP) $147,235 $149,237 $117,427 Average assets $9,124,059 $9,293,004 $7,924,087 PTPP / Average Assets (non-GAAP) 1.61% 1.61% 1.48 % Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: Fourth Quarter 2020 Appendix

12 2020 2020 2019 Fourth Quarter Third Quarter Fourth Quarter (4) Efficiency Ratio (non-GAAP) Noninterest expense $48,528 $48,246 $50,178 Less: merger related expenses — — (10,179) Noninterest expense excluding nonrecurring items $48,528 $48,246 $39,999 Net interest income per consolidated statements of net income $69,929 $69,276 $64,412 Plus: taxable equivalent adjustment 725 780 903 Net interest income (FTE) (non-GAAP) 70,654 70,056 65,315 Noninterest income 15,609 16,483 15,231 Less: net (gains)losses on sale of securities — — 26 Net interest income (FTE) (non-GAAP) plus noninterest income $86,263 $86,539 $80,572 Efficiency ratio (non-GAAP) 56.26% 55.75% 49.64% (5) Tangible Common Equity / Tangible Assets (non-GAAP) Total shareholders' equity $1,154,711 $1,142,115 $1,191,998 Less: goodwill and other intangible assets, net of deferred tax liability (380,278) (380,735) (380,247) Tangible common equity (non-GAAP) $774,434 $761,380 $811,751 Total assets $8,967,896 $9,190,572 $8,764,649 Less: goodwill and other intangible assets, net of deferred tax liability (380,278) (380,735) (380,247) Tangible assets (non-GAAP) $8,587,618 $8,809,837 $8,384,402 Tangible common equity to tangible assets (non-GAAP) 9.02% 8.64% 9.68% Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: Fourth Quarter 2020 Appendix

13 2020 2020 2019 Fourth Quarter Third Quarter Fourth Quarter (6) Net Interest Margin Rate (FTE) (non-GAAP) Interest income $75,548 $76,848 $82,457 Less: interest expense (5,619) (7,572) (18,045) Net interest income per consolidated statements of net income 69,929 69,276 64,412 Plus: taxable equivalent adjustment 725 780 903 Net interest income (FTE) (non-GAAP) $70,654 $70,056 $65,315 Net interest income (FTE) (annualized) $281,080 $278,701 $259,130 Average earning assets $8,322,022 $8,477,074 $7,304,501 Net interest margin (FTE) (non-GAAP) 3.38% 3.29% 3.55% Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures: Fourth Quarter 2020 Appendix

MEMBER FDIC Fourth Quarter 2020 Earnings Supplement